Exhibit 10.20

EXECUTION VERSION
FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Fourth Amendment”), is dated as of December 10, 2018 and is among American Airlines, Inc., a Delaware corporation (the “Borrower”), American Airlines Group Inc., a Delaware corporation (the “Parent” or the “Guarantor”), the Consenting Revolving Lenders (as defined below) party hereto, HSBC Bank USA, N.A. (“HSBC”), MUFG Union Bank, N.A. (“MUFG”) and BOKF, NA dba Bank of Texas (“BoT” and together with HSBC and MUFG, collectively, the “New Revolving Lenders”) and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement as defined below.
W I T N E S S E T H:
WHEREAS, the Borrower, the Guarantor, the lenders from time to time party thereto, the Administrative Agent and certain other parties thereto are parties to that certain Credit and Guaranty Agreement, dated as of April 29, 2016 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated October 31, 2016 and as further amended, restated, supplemented or otherwise modified up to, but not including, the Fourth Amendment Effective Date as defined below, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, the Borrower may make a Revolver Extension Offer to all Revolving Lenders holding Revolving Commitments under the Credit Agreement to extend the maturity date of each such Revolving Lender’s Revolving Commitment;
WHEREAS, the Borrower hereby (i) requests that each Revolving Lender that is a party to the Credit Agreement immediately prior to the Fourth Amendment Effective Date (each, an “Existing Revolving Lender”) extend the maturity of such Existing Revolving Lender’s Revolving Commitment pursuant to, and in accordance with the terms of, Section 2.28(b), (c), (d) and (e) of the Credit Agreement and this Fourth Amendment (with such request constituting a Revolver Extension Offer for purposes of the Credit Agreement) and requests that the Administrative Agent waive any applicable notice period otherwise required thereby and (ii) specifies as the Minimum Extension Condition for such Revolving Extension Offer that all such Revolving Commitments be subject to the Revolving Extension contemplated hereby;
WHEREAS, the undersigned Existing Revolving Lenders (the “Consenting Revolving Lenders” and together with the New Revolving Lenders, the “Extending Revolving Lenders”) are willing to extend the maturity date of their respective Revolving Commitments (the “Extended Revolving Commitments”), subject to and on the terms and conditions set forth herein and in Section 2.28(b), (c), (d) and (e) of the Credit Agreement;

WHEREAS, the undersigned Consenting Revolving Lenders, New Revolving Lenders and the Borrower desire to reallocate the Revolving Commitments (the “Reallocation”) and that each Revolving Lender will hold such Revolving Commitment as is set out opposite its name on Schedule 1;
WHEREAS, each Revolving Lender will hold such Revolving Commitment as is set out opposite its name on Schedule 1;
WHEREAS, the Borrower, the Administrative Agent, and the Revolving Lenders wish to amend the Credit Agreement to provide for certain other modifications to the Credit Agreement, in each case, on the terms and subject to the conditions set forth herein;
WHEREAS, pursuant to Section 2.28(b) of the Credit Agreement, any Existing Revolving Lender who is not a Consenting Lender (each, a “Non-Consenting Revolving Lender”) shall continue to have Revolving Credit Commitments (the “Non-Extended Revolver Commitments”); and
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION ONE - Reallocation of Revolving Commitments. On the Fourth Amendment Effective Date, the Borrower, the Existing Revolving Lenders and the New Revolving Lenders agree that (1) the Total Revolving Commitments shall be $300,000,000, consisting of $296,400,000 of Extended Revolver Commitments and $3,600,000 of Non-Extended Revolver Commitments and (2) each New Revolving Lender shall become a Revolving Lender under the Credit Agreement (as amended hereby).
SECTION TWO - Extension of Revolving Facility. On the Fourth Amendment Effective Date (immediately after giving effect to the Reallocation contemplated in Section One), the Borrower, each Extending Revolving Lender and each Non-Consenting Revolving Lender agrees the Credit Agreement is modified as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
““Fourth Amendment” means the Fourth Amendment to this Credit Agreement, dated as of December 10, 2018 among the Borrower, Barclays Bank PLC, as administrative agent and as an issuing lender and the Lenders party thereto.”
““Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.”;
““Fourth Amendment Extended Revolving Commitments” means the Revolving Commitments of each Fourth Amendment Extending Revolving Lender.”

““Fourth Amendment Extending Revolving Lender” shall mean each Revolving Lender (including the Fourth Amendment New Revolving Lenders) that has provided a signature page on or prior to December 10, 2018 voting in favor of accepting the Fourth Amendment Extension Offer and extending the Revolving Facility Maturity Date as set forth in the Fourth Amendment.”
““Fourth Amendment Extension Offer” means the Extension Offer made pursuant to the Fourth Amendment.”
““Fourth Amendment Non-Extended Revolving Commitments” means the Revolving Commitments of each Fourth Amendment Non-Extending Revolving Lender.”
““Fourth Amendment Non-Extending Revolving Lender” shall mean each Revolving Lender other than the Fourth Amendment Extending Revolving Lenders.”
““Fourth Amendment New Revolving Lenders” shall mean each New Revolving Lender (as defined in the Fourth Amendment).”
(b)    The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” shall mean the rate per annum determined pursuant to the following:

Class of Loans	Applicable Margin Eurodollar Loans	Applicable Margin ABR Loans
Replacement Class B Term Loans	2.00%	1.00%
Revolving Loans in respect of Fourth Amendment Extended Revolving Commitments	2.00%	1.00%
Revolving Loans in respect of Fourth Amendment Non-Extended Revolving Commitments	2.25%	1.25%
(c)    The definition of “Commitment Fee Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Commitment Fee Rate” shall mean (x) in respect of Fourth Amendment Extended Revolving Commitments, 0.625% per annum and (y) in respect of Fourth Amendment Non-Extended Revolving Commitments, 0.75% per annum.”;
(d)    The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by adding “and Revolving Loans in respect of Fourth Amendment

Extended Revolving Commitments” after “solely in respect of the 2017 Class B Term Loans” where it is used therein.
(e)    The definition of “Revolving Facility Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Revolving Facility Maturity Date” shall mean, (a) with respect to Fourth Amendment Extended Revolving Commitments, that have not been extended pursuant to Section 2.28(b), but including Revolving Commitments extended or made available pursuant to the Fourth Amendment, October 13, 2023, (b) with respect to Fourth Amendment Non-Extended Revolving Commitments that have not been extended pursuant to Section 2.28(b), October 13, 2022 and (c) with respect to Extended Revolving Commitments extended after the Fourth Amendment Effective Date, the final maturity date therefor as specified in the applicable Extension Offer accepted by the respective Revolving Lender or Revolving Lenders.”;
(f)    The definition of “Revolving Commitment” is hereby amended by deleting the last sentence of said definition in its entirety and inserting in lieu thereof the following new sentence:
“The aggregate amount of the Total Revolving Commitments as of the Fourth Amendment Effective Date is $300,000,000, consisting of $296,400,000 of Extended Revolver Commitments and $3,600,000 of Fourth Amendment Non-Extended Revolver Commitments.”;
(g)    Section 2.20(a) of the Credit Agreement is here by amended and restated in its entirety as follows:
“The Borrower shall pay to the Administrative Agent for the accounts of the Revolving Lenders a commitment fee (the “Commitment Fee”) for the period commencing on the Revolver Availability Date (or such other date agreed by the Borrower and the Revolving Lenders) and ending on the Revolving Facility Termination Date with respect to the applicable Revolving Commitments or the earlier date of termination of the applicable Revolving Commitment, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the Commitment Fee Rate on the average daily Unused Total Revolving Commitment. Such Commitment Fee, to the extent then accrued, shall be payable quarterly in arrears (a) following the Revolver Availability Date on the last Business Day of each March, June, September and December, (b) on the Revolving Facility Termination Date with respect to the applicable Revolving Commitments and (c) as provided in Section 2.11, upon any reduction or termination in whole or in part of the Total Revolving Commitment (provided that such fee will be prorated based on the Commitment Fee set forth in the Fourth Amendment for the fiscal quarter in which the Fourth Amendment Effective Date occurs).”
(h)    Section 2.20(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“The Borrower shall pay on the Revolver Availability Date to each Revolving Lender as of such date, an upfront fee (the “Upfront Fee”) as set forth in the Revolving Lenders Fee Letter, dated as of the Fourth Amendment Effective Date.”
(i)    “Annex A” of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Schedule 1.
Notwithstanding anything in this Fourth Amendment or the Credit Agreement to the contrary, the Administrative Agent hereby waives the minimum notice required by Section 2.28(e) of the Credit Agreement in connection with the extension of the Revolving Commitments to be effectuated by this Fourth Amendment.
SECTION THREE - Titles and Roles. The parties hereto agree that, as of the Fourth Amendment Effective Date (as defined below) and in connection with the Fourth Amendment:
(a)    each of Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. (“Citi”), Credit Suisse Securities (USA) LLC (“CS Securities”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs Lending Partners LLC (“GSLP”), Industrial and Commercial Bank of China Limited, New York Branch (“ICBC”), JPMorgan Chase Bank, N.A. (“JPMCB”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML”), Morgan Stanley Senior Funding, Inc. (“MS”), Sumitomo Mitsui Banking Corporation (“SMBC”), BNP Paribas Securities Corp. (“BNP Securities”), Credit Agricole Corporate and Investment Bank (“CA-CIB”), HSBC, MUFG, Standard Chartered Bank (“SCB”), U.S. Bank National Association (“US Bank”), and BoT shall be designated as, and perform the roles associated with, a joint lead arranger and bookrunner;
(b)    each of Barclays, Citi, CS Securities, DBSI, GSLP, ICBC, JPMCB, Bank of America, N.A., MS and SMBC shall be designated as, and perform the roles associated with, a syndication agent; and
(c)    each of BNP Securities, CA-CIB, HSBC, MUFG, SCB, US Bank, and BoT shall be designated as, and perform the roles associated with, a documentation agent.
SECTION FOUR - Conditions to Effectiveness. The provisions of Sections One and Two of this Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions specified below shall have been satisfied:
(a)    the Borrower, the Guarantor, the Administrative Agent, each Consenting Revolving Lender and each New Revolving Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, NY 10005, attention: Zara Shirazi;
(b)    all reasonable invoiced out-of-pocket expenses incurred by the Extending Revolving Lenders and the Administrative Agent pursuant to Section 10.04 of the Credit Agreement (including the reasonable and documented fees, charges and disbursements of counsel) and all accrued and unpaid fees (other than the Commitment Fee which shall be payable in accordance with the Credit Agreement), owing and payable (including any fees agreed to in connection with this Fourth Amendment) shall have been paid to the extent invoiced at least two (2) Business Days prior to the Fourth Amendment Effective Date (or such shorter period as may be agreed by the Borrower);
(c)    the Borrower shall have paid (or caused to be paid), for the account of each Extending Revolving Lender, a one time, non-refundable fee equal to the amount set forth in that certain Extending Revolving Lenders’ fee letter, among the Extending Revolving Lenders and the Borrower, dated as of the Fourth Amendment Effective Date;
(d)    the Administrative Agent shall have received a customary written opinion of Latham & Watkins LLP, special counsel for Parent, the Borrower and the Guarantor addressed to the Administrative Agent and the Extending Revolving Lenders party hereto, and dated the Fourth Amendment Effective Date;
(e)    the condition to the Revolving Extension effected pursuant to this Fourth Amendment set forth in Section 2.28(b) and 2.28(c) of the Credit Agreement shall have been satisfied;
(f)    the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or similar Responsible Officer), dated the Fourth Amendment Effective Date (i) certifying as to the incumbency and specimen signature of each Responsible Officer of the Borrower and the Guarantor executing this Fourth Amendment or any other document delivered by it in connection herewith (such certificate to contain a certification of another Responsible Officer of that entity as to the incumbency and signature of the Responsible Officer signing the certificate referred to in this clause (f)), (ii) attaching each constitutional document of each Loan Party or certifying that each constitutional document of each Loan Party previously delivered to the Administrative Agent has not been amended, supplemented, rescinded or otherwise modified and remains in full force and effect as of the date hereof, (iii) attaching resolutions of each Loan Party approving the transactions contemplated by the Fourth Amendment and (iv) attaching a certificate of good standing for the Borrower and the Guarantor of the state of such entity’s incorporation or formation, dated as of a recent date, as to the good standing of that entity (to the extent available in the applicable jurisdiction);
(g)    the Administrative Agent shall have received evidence that the Fifth Amendment to that certain Amended and Restated Credit and Guaranty Agreement dated the date hereof, among, inter alios, the Borrower and Deutsche Bank AG New York Branch as administrative agent and the Sixth Amendment to that certain Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof, among, inter alios, the Borrower and Citibank N.A. as administrative agent have, or will contemporaneously with the Fourth Amendment Effective Date, become effective; and
(h)    the Administrative Agent shall have received an Officer’s Certificate certifying (A) the truth in all material respects of the representations and warranties set forth in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) as though made on the date hereof, or, in the case of any such representation and warranty that relates to a specified date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this clause (i), the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2017 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2017 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2017, included in Parent’s Annual Report on Form 10-K for 2017 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended March 31, 2018, June 30, 2018, and September 30, 2018, and (B) as to the absence of any event occurring and continuing, or resulting from this Fourth Amendment on, the Fourth Amendment Effective Date, that constitutes a Default or Event of Default.
SECTION FIVE - No Default; Representations and Warranties. In order to induce the Extending Revolving Lenders and the Administrative Agent to enter into this Fourth Amendment, the Borrower represents and warrants to each of the Extending Revolving Lenders and the Administrative Agent that, on and as of the date hereof after giving effect to this Fourth Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Fourth Amendment and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than representations and warranties set forth in Sections 3.05(b), 3.06, 3.09(a) and 3.19 of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; provided, that any representation or warranty that is qualified by materiality (it being understood that any representation or warranty that excludes circumstances that would not result in a “Material Adverse Change” or “Material Adverse Effect” shall not be considered (for purposes of this proviso) to be qualified by materiality) shall be true and correct in all respects as of the applicable date; and provided, further, that for purposes of this Section Five, the representations and warranties contained in (i) Section 3.04(a) of the Credit Agreement shall be deemed to refer to Parent’s Annual Report on Form 10-K for 2016 (as amended) filed with the SEC and all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K that have been filed after December 31, 2016 by Parent with the SEC (as amended) and (ii) Section 3.05(a) of the Credit Agreement shall be deemed to refer to the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended December 31, 2016, included in Parent’s Annual Report on Form 10-K for 2016 filed with the SEC (as amended) and the unaudited consolidated financial statements of Parent and its Subsidiaries for the fiscal quarters ended June 30, 2018 and September 30, 2018.
SECTION SIX - Confirmation. The Borrower and the Guarantor hereby confirm that all of their obligations under the Credit Agreement (as amended hereby) are and shall continue to be, in full force and effect. The parties hereto (i) confirm and agree that the term “Obligations”

and “Guaranteed Obligations” as used in the Credit Agreement and the other Loan Documents, shall include, without limitation, all obligations of the Borrower with respect to the Revolving Commitments (as increased pursuant to this Fourth Amendment) and all obligations of the Guarantor with respect of the guarantee of such obligations, respectively, and (ii) reaffirm the grant of Liens on the Collateral to secure the Obligations (as extended and increased pursuant to this Fourth Amendment) pursuant to the Collateral Documents.
SECTION SEVEN - Reference to and Effect on the Credit Agreement. On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. This Fourth Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents. The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan Documents.
SECTION EIGHT - Execution in Counterparts. This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.
SECTION NINE - Governing Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION TEN - Miscellaneous.    (a) The provisions set forth in Sections 10.03, 10.04, 10.05(b)-(d), 10.09, 10.10, 10.11, 10.13, 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.
(b)    For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Fourth Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders party hereto hereby authorize the Administrative Agent to treat) the Revolving Facility as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the day and year first above written.
AMERICAN AIRLINES, INC., as the Borrower
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer
AMERICAN AIRLINES GROUP INC., as Parent and Guarantor
By: /s/ Thomas T. Weir
    Name: Thomas T. Weir
    Title: Vice President and Treasurer

Fourth Amendment to Credit and Guaranty Agreement (Spare Parts)

BARCLAYS BANK PLC,
as Administrative Agent
By:     /s/ Craig Malloy
Name: Craig Malloy
Title: Director

Fourth Amendment to Credit and Guaranty Agreement (Spare Parts)

Schedule 1
ANNEX A
Lenders and Commitments

Name of Bank	Fourth Amendment Extended Revolving Commitment	Fourth Amendment Non-Extended Revolving Commitment	LC Commitment
Barclays Bank PLC	[*CTR]	[*CTR]
Bank of America, N.A.	[*CTR]	[*CTR]
Citibank N.A.	[*CTR]	[*CTR]
Credit Suisse AG, Cayman Islands Branch	[*CTR]	[*CTR]
Deutsche Bank AG New York Branch	[*CTR]	[*CTR]
Goldman Sachs Bank USA	[*CTR]	[*CTR]
Industrial and Commercial Bank of China Limited, New York Branch	[*CTR]	[*CTR]
JPMorgan Chase Bank, N.A.	[*CTR]	[*CTR]
Morgan Stanley Bank, N.A.	[*CTR]	[*CTR]
Morgan Stanley Senior Funding, Inc.	[*CTR]	[*CTR]
Sumitomo Mitsui Banking Corporation	[*CTR]	[*CTR]
BNP Paribas	[*CTR]	[*CTR]
Credit Agricole Corporate and Investment Bank	[*CTR]	[*CTR]
HSBC Bank USA, N.A.	[*CTR]	[*CTR]
MUFG Union Bank, N.A.	[*CTR]	[*CTR]
Standard Chartered Bank	[*CTR]	[*CTR]
U.S. Bank National Association	[*CTR]	[*CTR]
BOKF, NA dba Bank of Texas	[*CTR]	[*CTR]
Texas Capital Bank, N.A.	[*CTR]	[*CTR]
Total:	$296,400,000	$3,600,000	$0

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]